Supplement dated May 8, 2026
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective May 1, 2026, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Funds Insurance Series® - Global Small Capitalization Fund: Class 4	American Funds Insurance Series® - SMALLCAP World Fund: Class 4
American Funds Insurance Series® - International Fund: Class 4	American Funds Insurance Series® - EUPAC Fund: Class 4
American Funds Insurance Series – Managed Risk International Fund: Class P2	American Funds Insurance Series® - Managed Risk EUPAC Fund: Class P2
ISP-1060